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                                                                      EXHIBIT 10

                 CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

                  CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment"), dated as of February 9, 1996, among U.S. HOME CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (the "Lenders") listed on the signature pages of the Credit Agreement, dated as of September 29, 1995, among the Borrower, such Lenders and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent") (the "Credit Agreement"), and the Agent.

                                R E C I T A L S:

                  A. The Borrower, the Lenders and the Agent have previously entered into the Credit Agreement.

                  B.       The parties hereto desire to amend the Credit
Agreement.

                  NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

                  1.       DEFINITIONS

                  In addition to the terms defined herein, capitalized terms used in this First Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  2.       CONSENT TO THE SENIOR DEBT SECURITY OFFERING

                  The Required Lenders hereby consent to the Borrower's incurrence of Indebtedness in connection with the offer and sale by the Borrower of not greater than $75,000,000 principal amount of senior, unsecured debt securities maturing no earlier than


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February 1, 2001, issued under the Borrower's Registration Statement on Form S-3
(the "Registration Statement"), as it may be amended or supplemented, filed on January 31, 1996 with the Securities and Exchange Commission pursuant to Rule
415 promulgated under the Securities Act of 1933, as amended, and to the consummation of the transactions contemplated thereby.

                  3.       FIRST AMENDMENT TO CREDIT AGREEMENT

                  The Credit Agreement is, effective as of the date hereof, hereby amended as follows:

                           3.1.     Article I of the Credit Agreement is amended
by amending and restating or adding, as the case may be, the definitions set forth below:

                           "'Refinancing Indebtedness' means Indebtedness that refunds, refinances or extends any Indebtedness described in Schedule "8.2" hereto or the Indebtedness represented by the Senior Debt Securities (or that refunds, refinances or extends any refund, refinancing or extension of such Indebtedness), but only to the extent that (i) the Refinancing Indebtedness is subordinated to or pari passu with the Obligations to the same extent as the Indebtedness being refunded, refinanced or extended, if at all, (ii) the Refinancing Indebtedness is scheduled to mature no earlier than the then current maturity date of such Indebtedness, (iii) such Refinancing Indebtedness is in an aggregate amount that is equal to or less than the sum of the aggregate amount then outstanding under the Indebtedness being refunded, refinanced or extended,
                           (iv) the Person or Persons (or Persons who are Subsidiaries of such Persons or of which such Persons are Subsidiaries) liable for the payment of such Refinancing Indebtedness are the same Persons that were liable for the Indebtedness being refunded, refinanced or extended when such Indebtedness was initially incurred and (v) such Refinancing Indebtedness is incurred within 120 days after the Indebtedness being refunded, refinanced or extended is so refunded, refinanced or extended."

                           "'Senior Debt Securities' shall mean senior, unsecured debt securities of the Borrower in the principal amount of not greater


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                           than $75,000,000 maturing no earlier than February 1,
                           2001, issued under the Borrower's Registration Statement on Form S-3, as it may be amended or supplemented, filed on January 31, 1996 with the Securities and Exchange Commission."

                           "'Senior Debt' means the Senior Notes and the Senior Debt Securities, or if either the Senior Notes or Senior Debt Securities are refinanced, the Refinancing Indebtedness with respect thereto."

                           3.2.     Section 8.2 of the Credit Agreement is
hereby amended by inserting the following clause (xiii) at the end thereof, to read as follows:

                           "(xiii) Indebtedness represented by the Senior Debt Securities."

                           3.3.     Section 8.12 of the Credit Agreement is
hereby amended and restated in its entirety to read as follows:

                           "8.12 Amendments. The Borrower will not (i) amend or modify the (a) Indenture or the Senior Notes or (b) indenture relating to the Senior Debt Securities or the Senior Debt Securities after the date of issuance of the Senior Debt Securities, except for amendments or modifications that do not (1) with respect to the Indenture or the Senior Notes, impose upon the Borrower obligations not contained therein as of the date of this Agreement, (2) with respect to the indenture relating to the Senior Debt Securities or the Senior Debt Securities, impose upon the Borrower obligations not contained therein as of the date of issuance of the Senior Debt Securities, (3) accelerate any of the tax obligations of the Borrower or (4) otherwise adversely affect the Borrower or
                           (ii) permit any Guarantor to amend or modify the Contribution Agreement, except as provided in Section 7.11."

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                  4.       MISCELLANEOUS

                           4.1.     This First Amendment may be executed in any
number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

                           4.2.     In all respects, including all matters of
construction, validity and performance, this First Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

                  IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first above written.

                                     U.S. HOME CORPORATION

                                     By:      /s/ Thomas A. Napoli
                                              __________________________________
                                              Thomas A. Napoli
                                              Vice President - Finance and Chief
                                                 Financial Officer


                                     LENDERS:

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                       Individually and as Agent

                                     By:      /s/ Howard M. Feldman
                                              __________________________________
                                              Howard M. Feldman
                                              Vice President


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                                     GUARANTY FEDERAL BANK, F.S.B.

                                     By:      /s/ Robert W. Talkington
                                              __________________________________
                                              Robert W. Talkington
                                              Senior Vice President


                                     CREDIT LYONNAIS

                                     By:      __________________________________
                                              Name:
                                              Title:


                                     BANK ONE, ARIZONA, NA

                                     By:      /s/ Rhonda R. Williams
                                              __________________________________
                                              Rhonda R. Williams
                                              Assistant Vice President


                                     COMERICA BANK, a Michigan corporation

                                     By:      /s/ David J. Campbell
                                              __________________________________
                                              David J. Campbell
                                              Vice President

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